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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2005

                              KATY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    001-05558                   75--1277589
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

                        765 Straits Turnpike, Suite 2000
                          Middlebury, Connecticut 06762
               (Address of principal executive offices) (Zip Code)

                                 (203) 598-0397
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

      Katy Industries Inc. (the "Company") entered into the Second Amendment to Amended and Restated Loan Agreement dated as of March 29, 2005 with Fleet Capital Corporation. The Company obtained this amendment in anticipation of not achieving the minimum Fixed Charge Coverage Ratio or exceeding the maximum Consolidated Leverage Ratio as of the end of the first, second and third quarters of 2005. The amendment applies only to the first three quarters of 2005 and the covenants return to their original levels for the fourth quarter of 2005. Specifically, the amendment eliminates the Fixed Charge Coverage Ratio, increases the maximum Consolidated Leverage Ratio, establishes a Minimum Consolidated EBITDA (on a latest twelve months basis) for each of the periods and also establishes a Minimum Availability (the eligible collateral base less outstanding borrowings and letters of credit) on each day within the nine-month period.

      Subsequent to the amendment's effective date, the Company determined that it would not meet its amended financial covenants. The Company is in discussions with its lenders to obtain a further amendment to its credit agreement which is expected to allow for the Company to achieve future compliance based on its current forecast of future operating results. The Company may also pursue additional sources of capital, if necessary.

Item 9.01 Financial Statements and Exhibits.

      (c)         Exhibits.

Exhibit 10.1 Second Amendment to Amended and Restated Loan Agreement dated March 29, 2005 with Fleet Capital Corporation.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KATY INDUSTRIES, INC.
                                    (Registrant)

                                    By: /s/ Amir Rosenthal
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                                        Amir Rosenthal
                                        Vice President, Chief Financial Officer,
                                        General Counsel and Secretary

Date: April 1, 2005


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                                    Exhibits

Exhibit No.       Description
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10.1              Second Amendment to Amended and Restated Loan Agreement dated
                  March 29, 2005 with Fleet Capital Corporation.